Exhibit 99.2

Assertio Therapeutics Agrees to Merge with Zyla Life Sciences to Create Synergistic Portfolio of Neurology and Non-Opioid Pain Products

Combined Company Pro Forma 2019 Net Product Sales of Approximately $128 Million1

Expects to Capture Significant Operating and Product Portfolio Synergies Upwards of $40 Million, Accelerating Revenue Growth and Creating Shareholder Value

Arthur Higgins to Become the Non-Executive Chairman and Todd Smith to be Named President and CEO of Combined Company

LAKE FOREST, Ill. and WAYNE, Penn, (March 16, 2020) (GLOBE NEWSWIRE) -- Assertio Therapeutics, Inc. (“Assertio” or “the Company”) (NASDAQ: ASRT) and Zyla Life Sciences (“Zyla”) (OTCQX: ZCOR), today announced that they have entered into a definitive merger agreement (the “Agreement”). Under the terms of the Agreement, upon the effective time of the merger (the “Merger”), Zyla stockholders will be entitled to receive 2.5 shares of common stock of a newly-formed holding company for each share of Zyla common stock held and the newly combined company will retain the Assertio name and trade on Nasdaq under the ASRT ticker. The boards of directors of both companies have approved the Merger and the Agreement. The Merger is currently expected to close in the second quarter of 2020, subject to approval by Assertio stockholders and by Zyla stockholders and the satisfaction of other customary closing conditions.

The Merger will create a leading commercial pharmaceutical company with neurology, inflammation and pain products. The combined company will have a leading portfolio of branded non-steroidal anti-inflammatory drugs (NSAIDs) commonly used by neurologists, orthopedic surgeons, internists, women’s health providers, podiatrists and pain care specialists. Together, management intends to build a best-in-class specialty pharmaceutical company focused on commercial execution. The new company will have the platform, profitability and financial strength to both grow its existing portfolio and acquire additional complementary assets.

“Today’s announcement represents an exciting new chapter in the transformation of Assertio and the Merger presents the perfect opportunity for me to transition into the role of non-executive chairman,” said Arthur Higgins, president and chief executive officer (CEO) of Assertio. “With over 25 years of pharmaceutical, medical device and biotechnology experience and a proven track record of success, Todd Smith has the leadership and business skills necessary to take the new Assertio to the next level.”

Following the closing of the Merger, the parties agreed that in addition to Mr. Higgins becoming non-executive chairman of the board of the new holding company, Mr. Smith, the current president, CEO and director of Zyla, will become president, CEO and director of the new holding company.

1 Combined company pro forma results includes 2019 Cambia and Zipsor net product sales and 2019 Zyla net product sales, as if the transaction had occurred on January 1, 2019

There will be nine directors on the board of directors of the new holding company, six coming from Assertio including Mr. Higgins and three from Zyla, including Mr. Smith and Timothy P. Walbert, chairman, president and CEO of Horizon Therapeutics and chairman of Zyla’s board of directors, who will become the lead independent director of the board of the new holding company.

“We believe the merger of Zyla and Assertio will create a stronger company with a robust differentiated portfolio,” said Mr. Smith. “The new holdings company’s revenues, EBITDA margin and expected combined company net debt to EBITDA leverage of two times will be notable among the specialty pharmaceutical companies of our size. We believe this transaction positions the combined company to grow its existing businesses and further accelerate growth by adding differentiated products through acquisitions and partnerships.”

Anticipated Strategic and Financial Benefits of New Holding Company

•	Pro forma 2019 net product sales of approximately $128 million[1]
•	Projected pro forma 2020:
○	Non-GAAP adjusted EBITDA margin of greater than 25 percent
○	Upwards of $40 million in cost synergies, in addition to Assertio’s previously announced $15 million in acceleration of cost savings initiatives

•	Complementary products expected to result in leading portfolio of NSAIDs

•	Positioned to take advantage of trend toward non-opioid pain products

•	Reduced Zyla debt and holding company is expected to have net debt to EBITDA leverage of two times

•	Positions Company to add differentiated products through acquisitions and partnerships

Financials

In connection with the Merger, Zyla will repay its promissory note in full and the outstanding balance under its $20 million credit facility. The holding company will assume only the $95 million principal amount of Zyla’s outstanding senior debt under amended terms that provide the combined company flexibility for future business development.

Stifel is acting as the exclusive financial advisor to Assertio and Gibson, Dunn & Crutcher LLP is acting as its legal counsel. MTS is acting as the exclusive financial advisor to Zyla and Dechert LLP is acting as its legal counsel.

Additional details can be found in Assertio’s and Zyla’s respective Current Reports of Form 8-K to be filed with the Securities and Exchange Commission on March 17, 2020.

1 Combined company pro forma results includes 2019 Cambia and Zipsor net product sales and 2019 Zyla net product sales, as if the transaction had occurred on January 1, 2019

Conference Call Information

Assertio and Zyla management will host a conference call to discuss the Merger tomorrow:

Date:	Tuesday, March 17, 2020
Time:	9:00 a.m. EDT
Webcast (live and archive):	http://investor.assertiotx.com or http://zyla.investorroom.com/
Dial-in numbers:	1-877-550-3745 (domestic)
1-281-973-6277 (international)
Conference ID:	8681648
Replay numbers:	1-855-859-2056 (domestic)
1-404-537-3406 (international)

Note Regarding Use of Non-GAAP Financial Measures

Assertio and Zyla provide non-GAAP adjusted EBITDA margin, or earnings before interest, taxes, depreciation and amortization margin, as a financial measure. Assertio and Zyla believe that this non-GAAP financial measure, when considered together with the GAAP figures, can enhance an overall understanding of Assertio and Zyla's financial performance. The non-GAAP financial measure is included with the intent of providing investors with a more complete understanding of operational results and trends. In addition, this non-GAAP financial measure is among the indicators each of Assertio’s and Zyla's management uses for planning and forecasting purposes and measuring their respective company's performance and which the combined company expects to use to measure the combined company’s performance. It should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. This non-GAAP financial measure may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

About Assertio Therapeutics, Inc.

Assertio Therapeutics is committed to providing responsible solutions to advance patient care in the Company’s core areas of neurology, orphan and specialty medicines. Assertio currently markets two FDA-approved products and continues to identify, license and develop new products that offer enhanced options for patients that may be underserved by existing therapies. To learn more about Assertio, visit www.assertiotx.com.

About Zyla Life Sciences

Zyla Life Sciences is a business committed to bringing important products to patients and healthcare providers. Zyla is focused on marketing its portfolio of medicines for pain and inflammation. The company portfolio includes six products: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), VIVLODEX® (meloxicam), INDOCIN® (indomethacin) suppositories, INDOCIN® oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only - CII. To learn more about Zyla Life Sciences, visit www.zyla.com.

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s and Zyla’s respective management’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio and Zyla, respectively. All statements other than historical facts may be forward-looking statements; words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio or Zyla. Factors that could cause Assertio’s or Zyla’s actual results (or the actual results of the new combined company) to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the risk that required approvals for the proposed Merger from the stockholders of Assertio or Zyla are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of Assertio or Zyla to terminate the Agreement; (3) the risk of litigation relating to the proposed Merger; (4) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; (5) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (6) unexpected costs, charges or expenses resulting from the proposed Merger; (7) the ability of the Assertio and Zyla to retain and hire key personnel; (8) competitive responses to the proposed Merger and the impact of competitive services; (9) certain restrictions during the pendency of the merger that may impact Assertio’s or Zyla’s ability to pursue certain business opportunities or strategic transaction; (10) potential adverse changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; (12) negative effects of this announcement or the consummation of the proposed Merger on the market price of Assertio’s or Zyla’s common stock, credit ratings and operating results; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio and Zyla operate. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the United States Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio or Zyla may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Assertio, Zyla, the new holding company or the combined company, whether following the implementation of the proposed transaction or otherwise.

No Offer or Solicitation

This communication relates to a proposed business combination involving Assertio and Zyla. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. The proposed Merger will be submitted to Assertio’s stockholders and Zyla’s stockholders for their consideration. In connection with the proposed Merger, Assertio and Zyla intend to file a joint proxy statement (the “Joint Proxy Statement”) in connection with the solicitation of proxies by Assertio and Zyla in connection with the proposed Merger. Assertio intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Joint Proxy Statement will be included as a prospectus. Assertio and Zyla also intend to file other relevant documents with the SEC regarding the proposed Merger. The definitive Joint Proxy Statement will be mailed to Assertio’s stockholders and Zyla’s stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF ASSERTIO AND INVESTORS AND STOCKHOLDERS OF ZYLA ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT, REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Assertio or Zyla with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Assertio at www.assertiotx.com or by directing a request to Assertio’s Investor Relations Department at investor@assertiotx.com or free of charge from Zyla at www.zyla.com or by directing a Zyla’s Investor Relations Department at ir@zyla.com.

Participants in the Solicitation

Assertio, Zyla and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Information regarding Assertio’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on April 8, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 10, 2020. Information regarding Zyla’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on November 6, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC on April 30, 2019. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement and other relevant materials relating to the proposed Merger to be filed with the SEC when they become available.

Investor and Media Contact:

Dan Peisert
Senior Vice President and Chief Financial Officer

dpeisert@assertiotx.com

E. Blair Clark-Schoeb
Senior Vice President, Communications
ir@zyla.com